SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2004


                        RAPTOR NETWORKS TECHNOLOGY, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                    333-74846                 84-1573852
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       Incorporation)                                     Identification Number)



65 Enterprise Road, Suite 420, Aliso Viejo, CA                    92656
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      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:           (949) 330-6540
                                                          ----------------------


Pacific Intermedia, Inc.
3354 South Flower Street, Suite 61, Lakewood, CO                    80227
-------------------------------------------------------------    ------------
(Former Name or Former Address, If Changed Since Last Report)     (Zip Code)





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Item 6.   Resignations of Registrant's Directors
------------------------------------------------

On Friday, March 12, 2004, the Registrant's President, Chief Executive Officer and Director, Mr. Lyle Pearson, tendered his resignation as an officer of the Registrant and as a member of its Board of Directors. Mr. Pearson was incumbent in those positions for approximately nine (9) months, since the Registrant's inception, and indicated that his resignation was effective immediately for personal reasons. Mr. Pearson informed the Registrant that he appreciated the opportunity to have served the Company as its Chief Executive Officer and a Director and that he wishes the Registrant continued success upon his departure at this time.

On Monday, March 15, 2002, the Registrant's Board accepted Mr. Pearson's resignation and subsequently extended an offer of employment as the Company's President and Chief Executive Officer to Mr. Thomas M. Wittenschlaeger of Atlanta, Georgia.

Mr. Wittenschlaeger has accumulated more than twenty-two (22) years of experience in the high technology products and services area, much of it in general management with leadership positions in operating units ranging in size from $3 Million to $500 Million in annual revenues. He is a 1979 graduate of the U.S. Naval Academy in Annapolis, Maryland with a B.S. in electrical engineering and post-graduate work in nuclear engineering. He is also a graduate of the UCLA Executive Program in Business and co-founder of that University's Executive Program in Marketing. Mr. Wittenschlaeger currently lectures in the business schools of UCLA, University of Indiana and the University of Mainz (Germany).

Mr. Wittenschlaeger accepted the Registrant's offer and was appointed forthwith by its Board to the position of President and Chief Executive Officer vacated the previous business day by Mr. Pearson's resignation.










        [Rest of Page Intentionally Blank. Signature on Following Page.]



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RAPTOR NETWORKS TECHNOLOGY, INC.



Date:   March 16, 2004                   By:   /s/ Bob Van Leyen
                                              ----------------------------------
                                              Bob Van Leyen
                                              Secretary/Chief Financial Officer